                                Pilgrim America

                             Bank and Thrift Fund

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                             THIRD QUARTER REPORT
                              SEPTEMBER 30, 1996
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                     Pilgrim America Bank and Thrift Fund


                             THIRD QUARTER REPORT

                              September 30, 1996

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                               Table of Contents


           Letter to Shareholders..................................4

           Shareholder Letter Footnotes............................7

           Portfolio of Investments................................8


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                             Pilgrim America Funds
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                     Pilgrim America Bank and Thrift Fund

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LETTER TO SHAREHOLDERS
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Dear Shareholder:

Pilgrim America Bank and Thrift Fund (the "Fund") had an exceptional third quarter. Our net asset value rose 14.1%1 exceeding the 13.1% achieved by the Standard & Poor's Major Regional Bank Index (the "MRBI")2 and far surpassing the 3.1% and 4.7% gains turned in respectively by the Standard & Poor's 500 Index (the "S&P")3 and Dow Jones Industrial Average Index (the "Dow"). Year to date, our net asset value was up 21.4%1 slightly behind the 22.2% rise of the MRBI and considerably ahead of the respective 13.5% and 16.9% increases in the S&P and the Dow.

In addition, the stock price of the Fund rose 15.9%1 in the third quarter, narrowing the discount that the Fund sells at in comparison to its net asset value. In an attempt to get the Fund's story better known by Wall Street, we met with Wall Street analysts that cover closed-end funds. We believe that this has resulted in increased recognition for the Fund and has contributed to the improvement in its stock price.

Third quarter earnings have been coming in as expected or slightly better. Loan growth continues to slow, credit quality continues to be good except in the consumer area especially in the credit card area which continues to deteriorate. Stock buybacks continue as banks and thrifts attempt to utilize the excess capital that their current good rate of return is generating. However, the increased valuation that the market has placed on the bank and thrift group has reduced the bottom line contribution that this activity accomplishes.

Consolidation activity picked up again in the quarter with NationsBank's announced acquisition of Boatmen's. Although we did not own Boatmen's, we benefited from the strong performance of the

                                       4
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                     Pilgrim America Bank and Thrift Fund

group after the announcement. We also benefited more directly in the quarter from the proposed acquisition of one of our holdings, Fidelity Financial Bankshares, by Southern National Corp.

The recapitalization of the Savings Association Insurance Fund ("SAIF") has finally taken place. This resulted in a one time charge to capital for those thrifts and banks with SAIF insured deposits. Reported earnings for these institutions looked poor in the quarter, but the market correctly looked through this. The thrift group was strong as their deposit insurance costs on an ongoing basis will now decline resulting in an average benefit to earnings of approximately 6%-7%.

We had a lot of trading activity in the quarter. We added to our existing positions in Eldorado Bancorp, Westernbank of Puerto Rico, Ugly Duckling Corp, Union Planters Corp, MacFrugal's Bargains Close-Out, West Coast Bancorp, Columbia Bancorp, Laurel Capital Group, Inc . and Fleet Financial Group, Inc. New positions were established in Cupertino National Bancorp, Alabama National Bancorp, US Bancorp Inc.(PA)., North Valley Bancorp and First Financial Corp. A small position outside the bank and thrift area, Devon Group, was also added.

Stocks that hit our price objectives and were lightened up on were: First of America Bank Corp., First Financial Bancshares, Home Interstate Bancorp, BSB Bancorp, National City Corp, Comerica, Inc. and Vallicorp Holdings, Inc. Roosevelt Financial Group, Inc.'s earnings were disappointing , resulting in our reducing our holdings of this issue.

We sold our entire positions in One Valley Bancorp, Inc., US Bancorp(OR), Bank United and Today's Bancorp, Inc. as these securities reached our price objectives. The performance of CB Bankshares disappointed us and resulted in the sale of our entire position in this security.

Banks and thrifts have performed very well this year. We believe that some of the larger ones are approaching fair value and that the best opportunities for price appreciation is in some of the smaller capitalization names. This of course excludes the possibility of appreciation resulting from a company being acquired and we believe that this activity should continue for quite some time.

                                       5
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                     Pilgrim America Bank and Thrift Fund

The Fund's current policy is to maintain a 7.0% annual payout of net asset value. The next distribution for the Fund is scheduled to occur in December, 1996. If you are currently receiving cash distributions, you may elect instead to have your distributions reinvested in additional shares of the Fund by notifying your broker or contacting the transfer agent, Investors Fiduciary Trust Company, P.O. Box 419541, Kansas City, MO 64141, (800) 548-4521.

Thank you for giving us the opportunity to help you achieve your investment goals. As always, we welcome your comments and questions.


Sincerely,


/s/ Carl Dorf


Carl A. Dorf, C.F.A.
Vice President and Senior Portfolio Manager

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                     Pilgrim America Bank and Thrift Fund

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SHAREHOLDER LETTER FOOTNOTES
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(1)  Total return calculated at net asset value and assuming reinvestment of all dividends and distributions. Sales charges or commissions are not reflected in these total returns.

     Average annual total returns based on a net asset value basis, assuming reinvestment of all dividends and distributions were 31.07%, 22.71% and 15.43% for the one, five and ten year periods ended September 30, 1996, respectively. Sales charges or commissions are not reflected in these total returns.

     Average annual total returns based on NYSE market prices assuming reinvestment of all dividends and distributions and no commissions were 23.06%, 16.90% and 14.39% for the one, five and ten year periods ended September 30, 1996, respectively. Due to variances in investors' broker commission rates, market returns are presented without the deduction of such commissions. Applying the appropriate commissions will result in lower total returns at market.

(2) The S&P Major Regional Bank Index is a capitalization-weighted index designed to measure the performance of the major regional banks within the Standard & Poor's 500 Index.

(3) The S&P is an unmanaged index of 500 common stocks and is a generally accepted measure of stock market performance.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

Pilgrim America Bank and Thrift Fund is a closed-end investment company listed on the New York Stock Exchange (NYSE:PBS). The Fund's primary investment objective is long-term capital appreciation, with income as a secondary
objective.   The Fund seeks to achieve its objectives by investing primarily in the equity securities of banks and thrifts.

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
                                          Pilgrim America Bank and Thrift Fund

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PORTFOLIO OF INVESTMENTS as of September 30, 1996 (Unaudited)
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                                                 COMMON STOCKS:  97.8%
                                                                                                  Market
                 Shares                             Industry/Issuer                               Value
                 ------                             ---------------                               -----

                                Banks:  93.9%
                  70,000        Alabama National Bancorp (AL)                                   $1,085,000
                 100,000        American Federal Bank (SC)                                       1,762,500
                 145,450        BSB Bancorp (NY)                                                 3,690,794
                  37,500        Bancorp Hawaii, Inc. (HI)                                        1,462,500
                  87,000        Bank of Boston (MA)                                              5,035,125
                 300,000        Bank of New York (NY)                                            8,812,500
                  60,000        BankNorth Group, Inc. (VT)                                       2,242,500
                 124,000        BanPonce Corp. (PR)                                              3,348,000
                 251,371        CU Bancorp (CA)                                                  2,576,555
                 154,000        Cenfed Financial Corp. (CA)                                      3,811,500
                 378,000        Charter One Financial, Inc. (OH)                                15,120,000
                 280,000        Collective Bancorp (NJ)                                          7,980,000
                 100,500        Columbia Bancorp (MD)                                            1,909,500
                 349,000        Comerica, Inc. (MI)                                             17,973,500
                 226,588        Commerce Bancshares, Inc. (MO)                                   8,836,932
                 102,000        Commercial Federal Corp. (NE)                                    4,386,000
                  63,000        Community Bank Systems, Inc. (NY)                                2,157,750
                 130,000        Compass Bancshares, Inc. (AL)                                    4,468,750
                 293,758        Corestates Financial Corp. (PA)                                 12,705,034
                 110,596(a)     Cupertino National Bancorp (CA)                                  1,714,238
                  29,500        Eldorado Bancorp (CA)                                              542,062
                 111,750        Fidelity Financial Bankshares (VA)                               2,570,250
                  45,000        First American Corp. (TN)                                        2,160,000
                  33,564        First of America Bank Corp. (MI)                                 1,766,306
                  33,882        First Financial Bancshares, Inc. (TX)                            1,177,400
                   3,500        First Financial Corp. (WI)                                          84,000
                   1,100        First National Bank Anchorage (AK)                               1,694,000
                 245,625        First Security Corp. (UT)                                        6,754,687
                 161,704        Fleet Financial Group, Inc. (RI)                                 7,195,828
                 110,460        Independent Bank Corp. (MI)                                      3,230,955
                  55,000        InterWest Bancorp, Inc. (WA)                                     1,622,500
                 239,400        Keycorp (OH)                                                    10,533,600
                  29,937        Laurel Capital Group, Inc. (PA)                                    464,023
                 280,000        Mercantile Bankshares Corp. (MD)                                 8,295,000
                  84,500(b)     Mountain Parks Financial Corp. (CO)                              2,408,250
                 357,600        National City Corp. (OH)                                        15,063,900
                  42,694        North Dallas Bank & Trust Co. (TX)                               1,419,576
                   4,500        North Valley Bancorp (CA)                                           98,437
                 137,000        Peoples Heritage Financial Group (ME)                            3,202,375
                  72,700        Regions Financial Corp. (AL)                                     3,498,688
                 310,000        Roosevelt Financial Group, Inc. (MO)                             5,308,750
                 160,000        Security First Corp. (OH)                                        2,300,000

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
                                          Pilgrim America Bank and Thrift Fund

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PORTFOLIO OF INVESTMENTS as of September 30, 1996 (Unaudited)
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                                                                                                              Market
                 Shares                                  Industry/Issuer                                      Value
                 ------                                  ---------------                                      -----

                                  Banks (continued)
                   290,575(b)(c)  Security Shares, Inc. (TX)                                               $  2,179,312
                    71,400        Southern National Corp. (NC)                                                2,374,050
                    55,000        Southtrust Corp. (AL)                                                       1,677,500
                    88,200        Standard Federal Bank (MI)                                                  4,035,150
                   288,750        Sterling Bancshares Inc. (TX)                                               4,295,156
                   122,200        Summit Bancshares, Inc. (TX)                                                2,566,200
                    35,100        TCF Financial Corp. (MN)                                                    1,320,638
                   171,900        Union Planters Corp. (TN)                                                   6,102,450
                    20,000        US Bancorp (OR)                                                               770,000
                    98,036        Vallicorp Holdings, Inc. (CA)                                               1,666,612
                    22,000        West Coast Bancorp (OR)                                                       431,750
                   100,000        Westernbank of Puerto Rico (PR)                                             1,575,000
                    84,000        Zions Bancorp (UT)                                                          7,434,000
                                                                                                           -------------
                                                                                                             36,427,818
                                                                                                           -------------
                                  Finance:  1.9%
                   341,000(b)     Ugly Duckling Corp.                                                         4,560,875
                                                                                                           -------------

                                  Printing:  0.7%
                    75,400(b)     Devon Group                                                                 1,771,900
                                                                                                           -------------

                                  Retail:  1.3%
                   129,900(b)     MacFrugal's Bargains Close-Out                                              3,068,888
                                                                                                           -------------
                                                  Total Common Stocks (Cost $133,760,504)                    45,829,481
                                                                                                           -------------

                                              SHORT-TERM INVESTMENTS:  2.1%
                Principal
                  Amount
                  ------
                                  U.S. Agency Discount Notes:  2.1%
                $5,045,000        Federal Home Loan Bank Discount Note, 5.45% due 10/01/96                    5,045,000
                                                                                                           -------------
                                                  Total Short-Term Investments (Cost $5,045,000)              5,045,000
                                                                                                           -------------

                                  Total Investments (Cost $138,805,504)                       99.9%          50,874,481
                                  Cash and Other Assets in Excess of Liabilities-Net           0.1%             295,661
                                                                                           --------        -------------
                                  Total Net Assets                                           100.0%        $ 51,170,142
                                                                                            =======         ============

        --------------------------
        Cost for federal income tax purposes is $138,805,502.  Net unrealized appreciation consists of:
                          Gross Unrealized Appreciation                                                    $104,818,536
                          Gross Unrealized Depreciation                                                       (280,294)
                                                                                                           -------------
                                  Net Unrealized Appreciation                                              $104,538,242
                                                                                                           =============

        (a)     Affiliated Company
        (b)     Non-income producing security
        (c) Affiliated company and a direct placement security restricted as to resale. It has been valued at fair value as determined by policies set by the Board of Directors.

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                     Pilgrim America Bank and Thrift Fund


INVESTMENT MANAGER
Pilgrim America Investments, Inc.
Two Renaissance Square
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4424

SHAREHOLDER SERVICING AGENT
Investors Fiduciary Trust Company
P.O. Box 419541
Kansas City, Missouri 64141
1-800-548-4521

TRANSFER AGENT
Investors Fiduciary Trust Company
P.O. Box 419541
Kansas City, Missouri 64141
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 "Our goal is for every investor to have a successful invetsment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

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